UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2008

SEMITOOL, INC.

(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

655 West Reserve Drive
Kalispell, Montana	59901
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2008, Semitool, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth quarter and year ended September 30, 2008 and conducted a webcast earnings conference call discussing those financial results. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the script used by the presenters at the conference call is attached hereto as Exhibit 99.2.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description

	Exhibit 99.1	Press Release issued by Semitool, Inc. dated November 11, 2008.
	Exhibit 99.2	Conference call script by Semitool, Inc. dated November 11, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMITOOL, INC.
(Registrant)

Date: November 11, 2008	By:	/s/Larry A. Viano
Larry A. Viano
Chief Financial Officer